Exhibit 24

                                POWER OF ATTORNEY

         Each of the undersigned officers and/or directors of Superconductive Components, Inc., an Ohio corporation (the "Company"), hereby appoints Edward R. Funk and Curtis A. Loveland as his or her true and lawful attorneys-in-fact, or any of them individually with power to act without the other, as his or her true and lawful attorney-in-fact, in his or her name and on his or her behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, and any and all amendments thereto, hereby granting unto said attorneys, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as each of the undersigned could or might do in person, hereby granting to each such attorney full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 22, 2001.


                  Signature                                                     Title

         /s/ Edward R. Funk                                   President, Chief Executive Officer, Treasurer and
-----------------------------------------------------         Director
         Edward R. Funk                                       (Principal Executive Officer)


         /s/ Ingeborg V. Funk                                 Vice President
-----------------------------------------------------
         Ingeborg V. Funk

         /s/ James R. Gaines, Jr.                             Vice President and General Manager - SCI Division
-----------------------------------------------------         and Director
         James R. Gaines, Jr.


         /s/ Donald D. Raifsnider                             Vice President and General Manager - TMI Division
-----------------------------------------------------
         Donald D. Raifsnider

         /s/ Curtis A. Loveland                               Secretary and Director
-----------------------------------------------------
         Curtis A. Loveland

-----------------------------------------------------         Chief Scientist
         Suvankar Sengupta

         /s/ Robert J. Baker                                  Director
-----------------------------------------------------
         Robert J. Baker

         /s/ Lloyd E. Hackman                                 Director
-----------------------------------------------------
         Lloyd E. Hackman

         /s/ Robert H. Peitz                                  Director
-----------------------------------------------------
         Robert H. Peitz

         /s/ Edward W. Ungar                                  Director
-----------------------------------------------------
         Edward W. Ungar

         /s/ Charles E. Washbush                              Director
-----------------------------------------------------
         Charles E. Washbush
